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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                              ELCOR CORPORATION
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                 [ELCOR LOGO]

                              14643 DALLAS PARKWAY


                         SUITE 1000, WELLINGTON CENTRE


                            DALLAS, TEXAS 75240-8871



                                                                 October 4, 1996



A REMINDER



IF YOU HAVE ALREADY VOTED YOUR PROXY, PLEASE DISREGARD THIS LETTER.



Dear Shareholder:



     We have previously sent to you proxy material relating to the Annual Shareholders' Meeting to be held on October 22, 1996, but according to our records, your proxy for the meeting has not yet been received.



     If you have not yet mailed your proxy, we enclose another proxy for your use. Your vote is important regardless of the number of shares you own. Since the time remaining is short, we ask that you sign, date and return the enclosed proxy promptly in the pre-addressed, postage-paid envelope which is also enclosed.



     Thank you for your cooperation.


                                           Very truly yours,

                                           /s/ ROY E. CAMPBELL

                                           ROY E. CAMPBELL
                                           Chairman and President

Enclosures(2)